EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PEPTIDE TECHNOLOGIES, INC. (the "Company") on Form 10-Q for the period ended 31 August 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Baxter Koehn, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	20 October 2014

By:	/s/ Baxter Koehn
Baxter Koehn
Chief Financial Officer and Principal Accounting Officer